UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/25/2010

Kansas City Southern de Mexico, S.A. de C.V.
(Exact name of registrant as specified in its charter)

Commission File Number:  333-08322

Mexico	N/A
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Montes Urales 625
Lomas de Chapultepec
11000 Mexico, D.F.
Mexico
(Address of principal executive offices, including zip code)

+ (5255) 9178-5836
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

Kansas City Southern de Mexico, S.A. de C.V. ("KCSM" or the "Company"), a wholly-owned subsidiary of Kansas City Southern ("KCS") is furnishing under Item 7.01 of this Current Report on Form 8-K the following information. As reported by certain media organizations in Mexico on June 22, 2010, and June 23, 2010, Jose Guillermo Zozaya, President and Executive Representative of KCSM, was cited as having commented upon KCSM's volumes for the first and second halves of 2010 and for the full year 2010. As reported to the American Association of Railroads, through week 24 of 2010, KCSM's volumes were up 32.4% over the prior year volumes for the same period. KCSM has not reported, and is not reporting at this time, volume guidance for the second half of 2010 or for the full year of 2010.

Statements about future results in this Current Report on Form 8-K constitute forward-looking statements that may be identified by the use of words like "believe," "expect," "anticipate" and "project."   Forward-looking statements reflect management's good-faith evaluation of information currently available. However, such statements are dependent on and, therefore, can be influenced by, a number of external variables over which management has little or no control, including: domestic and international economic conditions; interest rates; the business environment in industries that produce and consume rail freight; competition and consolidation within the transportation industry; fluctuation in prices or availability of key materials, in particular diesel fuel; labor difficulties, including strikes and work stoppages; credit risk of customers and counterparties and their failure to meet their financial obligation; the outcome of claims and litigation; legislative and regulatory developments; political and economic conditions in Mexico and the level of trade between the United States and Mexico; changes in securities and capital markets; disruptions to the Company's technology infrastructure, including its computer systems; natural events such as severe weather, hurricanes and floods; acts of terrorism or risk of terrorist activities; and war or risk of war.   For more discussion about each risk factor, see Part I, Item 1A "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2009, and any updates contained in subsequent Quarterly Reports on Forms 10-Q.   Forward-looking statements are not, and should not be relied upon as, a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved. As a result, actual outcomes and results may differ materially from those expressed in forward-looking statements.   The Company undertakes no obligation to update or revise forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern de Mexico, S.A. de C.V.

Date: June 25, 2010	By:	/s/ Michael W. Upchurch
Michael W. Upchurch
Chief Financial Officer (Principal Financial Officer)